UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY 11214

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 20, 2023, 1 Stop Electronics Center, Inc. (d/b/a 1 Stop Computer and Cameras), a New York corporation and wholly-owned subsidiary of Polished.com, Inc. (the “Company”), entered into a sublease agreement with Dynamic Marketing Inc. (the “Sublease”) to lease approximately 232,640 rentable square feet (the “Premises”) of certain premises located at 1369 Lamberton Road, Hamilton Township, New Jersey (the “Lamberton Road Premises”). The Company expects to use the Premises for warehouse, storage, distribution and shipping facility, including related ancillary management and administrative offices, purposes. The term of the Sublease will commence on January 1, 2024, subject to HRP Mercer Urban Renewal, LLC, a New Jersey limited liability company and the ultimate landlord of the Premises, having consented to the Sublease and the satisfaction of other customary closing conditions. The Sublease provides that it will expire on September 30, 2030 (the “Term”) unless terminated earlier pursuant to its terms.

The cumulative obligations payable by the Company over the Term total approximately $27 million (the “Base Rent”). In addition to the Base Rent, the Company will also be responsible for its proportionate share of the Lamberton Road Premises’ taxes and operating expenses.

The foregoing description of the Sublease does not purport to be complete and is qualified in its entirety by reference to the full text of the Sublease, a copy of which is attached as Exhibit 10.1 of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Sublease Agreement, dated November 20, 2023, by and between Dynamic Marketing Inc. and 1 Stop Electronics Center, Inc. d/b/a 1 Stop Computer and Cameras
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Robert D. Barry
Name:	Robert D. Barry
Title:	Interim Chief Financial Officer and Secretary

Dated: December 1, 2023

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